UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2008
___________________________________________________________

Secured Digital Storage Corporation
(Exact Name of Registrant as Specified in Its Charter)

New Mexico	0-9500	85-0280415
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Butterfield Road, Suite 1050, Downers Grove, IL 60515
(Address of Principal Executive Offices, Including Zip Code)

(630) 271-8590
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01.	Regulation FD Disclosure	3

Item 9.01.	Financial Statements and Exhibits	3

Signature		4

Exhibit Index		5

Item 7.01.	Regulation FD Disclosure.

On February 11, 2008, Secured Digital Storage Corporation (the “Corporation”) issued a press release regarding the appointment of Patrick J. Gainer as the Corporation’s Chief Financial Officer. This press release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit:

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press release dated February 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2008	Secured Digital Storage Corporation
	By:	/s/ Patrick J. Gainer
Patrick J. Gainer,
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated February 11, 2008.